UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 18, 2007

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KNIGHT TRANSPORTATION, INC.
(Exact name of registrant as specified in its charter)

Arizona	000-24946	86-0649974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5601 W. Buckeye Road, Phoenix, AZ	85043
(Address of principal executive offices)	(Zip Code)

(602) 269-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On Tuesday, September 18, 2007, Knight Transportation, Inc., an Arizona corporation (the "Company"), issued a press release (the "Press Release") announcing its expectations for financial results for the third quarter ending September 30, 2007.  A copy of the press release is attached to this report as Exhibit 99.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
	EXHIBIT NUMBER	EXHIBIT DESCRIPTION
	99	Knight Transportation, Inc. press release announcing expectations for financial results for the third quarter ending September 30, 2007

The information contained in this report (including Items 7.01 and 9.01) and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information in this report and the exhibit hereto contains "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results or events may differ from those anticipated by forward-looking statements. Please refer to the last paragraph of the attached press release and various disclosures by the Company in its press releases, stockholder reports, and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNIGHT TRANSPORTATION, INC.

Date: September 19, 2007	By:	/s/ David A. Jackson
David A. Jackson
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
99	Knight Transportation, Inc. press release announcing expectations for financial results for the third quarter ending September 30, 2007